UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2007

GOLDEN STAR RESOURCES LTD.

(Exact name of registrant as specified in its charter)

CANADA	1-12284	98-0101955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10901 West Toller Drive, Suite 300 Littleton, Colorado	80127-6312
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 830-9000

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On November 8, 2007, Golden Star Resources Ltd. (the “Company”) completed a private placement (the “Offering”) of $125 million aggregate principal amount of 4.0% Convertible Senior Unsecured Debentures due November 30, 2012 (the “Debentures”). The Debentures were offered to qualified institutional buyers in the United States in reliance on Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and on a private placement basis in Canada to accredited investors pursuant to applicable Canadian prospectus exemptions and in reliance on Regulation S under the Securities Act.

The Offering was completed on a best efforts basis with BMO Nesbitt Burns Inc. (“BMO”) and UBS Securities Canada Inc. (collectively, the “Agents”) and certain U.S. placement agents, pursuant to an Agency Agreement dated as of November 8, 2007, by and between the Company and the Agents, a copy of which is attached hereto as Exhibit 1.1 and incorporated by reference herein. The Company paid total commissions of $3,750,000 to the Agents, which is equal to 3.0% of the aggregate subscription price received by the Company from the sale of the Debentures.

The net proceeds of the offering, after commissions but before expenses, were $121,250,0000. Golden Star used $61.76 million of the proceeds of the Offering to repay its existing $50 million aggregate principal amount 6.85% senior convertible notes due April 15, 2009, and expects to use the balance for property development and general corporate purposes.

The Debentures are governed by the terms of an Indenture dated as of November 8, 2007, by and between the Company and The Bank of New York, as Indenture Trustee, a copy of which is attached hereto as Exhibit 4.1 and incorporated by reference herein. The forms of the Global Debentures, representing all of the Debentures issued in the Offering, are attached hereto as Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated by reference herein.

Interest on the Debentures is payable semi-annually in arrears on May 31 and November 30 of each year, beginning May 31, 2008 and continuing until maturity.

Each Debenture is, subject to certain limitations, convertible into common shares at a conversion rate of 200.0 shares per $1,000 principal amount of notes (equal to an initial conversion price of $5.00 per share), or approximately 31% above the closing price of the Company’s common shares on the AMEX on October 23, 2007, the date on which the offering was announced, subject to adjustment in certain circumstances. The Debentures are not redeemable at the option of Golden Star.

On maturity, the Company may, at its option, satisfy its repayment obligation by paying the principal amount of the Debentures in cash or, subject to certain limitations, by issuing that number of its common shares obtained by dividing the principal amount of the Debentures outstanding by 95% of the weighted average trading price of its common shares on the American Stock Exchange for the 20 consecutive trading days ending five trading days preceding the maturity date (the “Market Price”). If the Company elects to repay the principal amount of the Debentures at maturity by issuing common shares, but is limited under the terms of the Debentures from issuing a number of common shares sufficient to fully repay the Debentures outstanding at maturity, it will pay the balance owing in cash, based on the difference between the principal amount of the Debentures outstanding and the value of the common shares (based on the Market Price) delivered in repayment of the Debentures, if any.

Upon the occurrence of certain change in control transactions, holders may require the Company to purchase the Debentures for cash at a price equal to 101% of the principal amount plus accrued and unpaid interest. If 10% or more of the fair market value of any such change in control consideration consists of cash, the holders may convert their Debentures and receive a number of additional common shares, which number is determined as set forth in the Indenture.

The Debentures will be direct senior unsecured indebtedness of the Company, ranking equally and ratably with all other senior unsecured indebtedness, and senior to all subordinated indebtedness, of the Company. None of the Company’s subsidiaries have guaranteed the Debentures and the Debentures will not limit the amount of debt that the Company or its subsidiaries may incur.

In connection with the issuance of the Debentures, the Company also entered into a Registration Rights Agreement, dated as of November 8, 2007, with BMO, a copy of which is attached hereto as Exhibit 4.4 and incorporated by reference herein. In this Agreement, the Company agreed to (i) file a resale registration statement on Form S-3 with the Securities and Exchange Commission covering resales of the Debentures and the common shares issuable upon conversion of the Debentures; and (ii) to file a short form prospectus in Canada qualifying for distribution the common shares issuable upon conversion of the Debentures, including in each case, common shares issuable upon a change of control transaction.

The foregoing summary descriptions of the terms of the Agency Agreement, the Indenture, the Debentures and the Registration Rights Agreement may not contain all information that is of interest. For further information regarding the terms and conditions of the Offering and the provisions of those agreements, reference is made to the copies of such agreements filed as exhibits to this Current Report.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 which is incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities

See Item 1.01 which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Agency Agreement, dated as of November 8, 2007, by and between Golden Star Resources Ltd., BMO Nesbitt Burns Inc. and UBS Securities Canada Inc.

4.1	Indenture, dated as of November 8, 2007, by and between Golden Star Resources Ltd. and The Bank of New York, as Indenture Trustee.

4.2	Form of Canadian Global Debenture, dated November 8, 2007.

4.3	Form of U.S. Global Debenture, dated November 8, 2007.

4.4	Registration Rights Agreement, dated as of November 8, 2007, by and between Golden Star Resources Ltd. and BMO Nesbitt Burns Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2007

Golden Star Resources Ltd.

By:	/s/ Roger Palmer
Roger Palmer Vice President Finance and Controller

EXHIBIT INDEX

Exhibit No.	Description

1.1	Agency Agreement, dated as of November 8, 2007, by and between Golden Star Resources Ltd., BMO Nesbitt Burns Inc. and UBS Securities Canada Inc.

4.1	Indenture, dated as of November 8, 2007, by and between Golden Star Resources Ltd. and The Bank of New York, as Indenture Trustee.

4.2	Form of Canadian Global Debenture, dated November 8, 2007.

4.3	Form of U.S. Global Debenture, dated November 8, 2007.

4.4	Registration Rights Agreement, dated as of November 8, 2007, by and between Golden Star Resources Ltd. and BMO Nesbitt Burns Inc.